Web.com Reports First Quarter 2009 Financial Results

JACKSONVILLE, FL – May 4, 2009 – Web.com Group, Inc. (NASDAQ: WWWW), a leading provider of online marketing for small businesses, today announced results for the first quarter ended March 31, 2009.

“We were pleased with the company’s execution in the first quarter, which was highlighted by revenue and profitability that were above the high-end of our guidance.  In addition, our customer churn remained at a record low level and we exited the quarter with approximately 265,000 customers, which was consistent with the end of the previous quarter,” said David Brown, Chairman and CEO of Web.com.   “Our continued focus on optimizing the company’s efficiency is reflected by our strong adjusted EBITDA and cash flow generation.  We are optimistic about Web.com’s long-term growth opportunity and our emerging leadership position in the online marketing sector, which we believe is increasingly making Web.com the partner of choice for other influential companies focused on the small and medium-sized business market.”

Summary of First Quarter 2009 Results:

•
Total revenue, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $27.8 million for the first quarter of 2009, above the high-end of the company’s guidance and compared to $30.9 million for the first quarter of 2008.

•	For the first quarter, GAAP operating income was $877,000, representing an operating margin of 3.2% and compared to $938,000 for the first quarter of 2008.

•
GAAP net income was $0.9 million for the first quarter of 2009, compared to $0.6 million in the first quarter of 2008.  GAAP net income per diluted share was $0.03 per share for the first quarter of 2009, an increase from $0.02 per share for the first quarter of 2008.

•	Non-GAAP operating income was $4.8 million for the first quarter of 2009, representing a non-GAAP operating margin of 17% and an increase from $4.6 million for the first quarter of 2008.

•
Non-GAAP net income was $4.8 million for the first quarter of 2009, consistent with the first quarter of 2008.  Non-GAAP net income per diluted share was $0.18 for the first quarter of 2009, above the high-end of the company’s guidance and representing an increase from $0.16 per diluted share for the first quarter of 2008.

•
Adjusted EBITDA, which excludes the impact of stock-based compensation, restructuring charges and goodwill and asset impairment, was $5.6 million for the first quarter of 2009, an increase compared to $5.2 million for the first quarter of 2008.

•
Cash flows from operations were $5.7 million for the first quarter of 2009.  This represents an increase compared to ($1.0) million, and $2.9 million excluding the pay down of accrued restructuring expenses, for the first quarter of 2008.

Other Highlights:

•	Web.com’s total net subscribers were approximately 265,000 at the end of the first quarter, consistent with the end of the prior quarter.

•	Customer churn remained at an all-time low of 3.9% in the first quarter.

•
The company repurchased 827,000 shares during the first quarter of 2009, bringing the total number of shares repurchased to approximately 2,885,000 since the $20 million share repurchase program was authorized in the third quarter of 2008.  At the end of the first quarter, the company had reduced its common shares outstanding by 10% compared to the end of the third quarter 2008, and it continued to have approximately $10.5 million of available capacity in its share repurchase program.

Conference Call Information

Management will host a conference call to discuss Web.com’s results and other matters related to the Company’s business, including guidance related to future results, today May 4, 2009, at 5:00 p.m. (Eastern Time). To access this call, dial 888-686-9703 (domestic) or 913-312-6674 (international). A replay of this conference call will be available for a limited time at 888-203-1112 (domestic) or 719-457-0820 (international). The replay passcode is 9077410. A webcast of this conference call will also be available for a limited time on the "Investor Relations" page of the Company's Web site, www.web.com.

All per share numbers for non-GAAP net income per share are expressed on a weighted-average diluted per share basis. Non-GAAP net income excludes stock-based compensation expense, amortization expense related to acquisitions, restructuring charges, the deferred revenue adjustment due to purchase accounting, income tax expense, and includes an estimated cash tax rate to be paid during 2009.  Non-GAAP operating income excludes stock-based compensation expense, amortization expense related to acquisitions, restructuring charges, and the deferred revenue adjustment related to purchase accounting.  A reconciliation of GAAP financial measures to non-GAAP financial measures results has been provided in the financial statement tables included in this press release.  An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.”

About Web.com

Web.com Group, Inc. (NASDAQ: WWWW) is a leading provider of online marketing for small businesses. Web.com offers a full range of online services, including Internet marketing and advertising, local search, search engine marketing, search engine optimization, lead generation, home contractor specific leads, website design and publishing, logo and brand development and eCommerce solutions, meeting the needs of small businesses anywhere along their lifecycle. For more information on the company, please visit http://www.web.com or call 1-800-GETSITE.

Note to Editors: Web.com is a registered trademark of Web.com Group, Inc.

Use of Non-GAAP Financial Measures
Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G.  Web.com believes presenting non-GAAP net income attributable to common stockholders, non-GAAP net income per share attributable to common stockholders and non-GAAP operating income is useful to investors, because it describes the operating performance of the company and helps investors gauge the company’s ability to generate cash flow, excluding some recurring charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP.  Company management uses these non-GAAP measures as important indicators of the company’s past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.  You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.

Relative to each of the non-GAAP measures the company presents above, management further sets forth its rationale as follows:

•
Non-GAAP Operating Income.  The Company excludes from non-GAAP operating income amortization of intangibles, fair value adjustment to deferred revenue, restructuring charges and stock-based compensation charges.  Management believes that excluding these non-cash charges assists investors in evaluating period-over-period changes in the Company’s operating income without the impact of items that are not a result of the Company’s day-to-day business and operations.

•
Non-GAAP Net Income and Non-GAAP Net Income Per Share.  The Company excludes from non-GAAP net income and non-GAAP net income per share amortization of intangibles, income tax expense, fair value adjustment to deferred revenue, restructuring charges and stock-based compensation, and includes cash income tax expense, because management believes that excluding such measures helps investors better understand the Company’s operating activities.

•
Adjusted EBITDA. The Company excludes from Adjusted EBITDA depreciation expense, amortization of intangibles, income tax, interest expense, interest income, and stock-based compensation, because management believes that excluding such items helps investors better understand the Company's operating activities.

In respect of the foregoing, Web.com provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

•
Stock-based compensation.   These expenses consist of expenses for employee stock options and employee stock purchases under SFAS 123(R). The Company excludes stock-based compensation expenses from our non-GAAP measures primarily because they are non-cash expenses. Prior to the adoption of SFAS 123(R) in fiscal 2006, the Company did not include expenses related to employee stock options and employee stock purchases directly in its financial statements, but elected, as permitted by SFAS 123, to disclose such expenses in the footnotes to its financial statements. As the Company applies SFAS 123(R), it believes that it is useful to its investors to understand the impact of the application of SFAS 123(R) to its operational performance, liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. While stock-based compensation expense calculated in accordance with SFAS 123(R) constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by the Company and because such expense is not used by management to assess the core profitability of the Company’s business operations. The Company further believes these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. In addition, excluding this item from various non-GAAP measures facilitates comparisons to the Company’s competitors’ operating results.

•
Amortization of intangibles.  The Company incurs amortization of acquired intangibles under SFAS 141. Acquired intangibles primarily consist of customer relationships, non-compete agreements, trade names, and developed technology. The Company expects to amortize for accounting purposes the fair value of the acquired intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue for the Company, the item is excluded because this expense is non-cash in nature and because the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance, liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

•
Depreciation expense.  The Company incurs depreciation expense associated with its fixed assets.  Although the fixed assets generate revenue for the Company, the item is excluded because this expense is non-cash in nature and because the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance, liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures.  In addition, excluding this item from certain non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

•
Interest expense.  The Company incurs interest expense related to the indebtedness of the Company.  This item is excluded because the Company believes the non-GAAP measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance.  In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

•
Interest income.  The Company earns interest income related to its cash and cash equivalents.  This item is excluded because the Company believes the non-GAAP measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance.  In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

•
Restructuring charges.  The Company has recorded restructuring charges.  The Company excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company’s business operations.

•
Income tax expense.  Due to the magnitude of the Company’s historical net operating losses and related deferred tax asset, the Company excludes income tax expense from its non-GAAP measures primarily because they are not indicative of the cash tax paid by the Company and therefore are not reflective of ongoing operating results. Further, excluding this non-cash item from non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results.  The Company also excludes income tax expense altogether from certain non-GAAP financial measures because the Company believes that the non-GAAP measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance and facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

•
Fair value adjustment to deferred revenue.  The Company has recorded a fair value adjustment to acquired deferred revenue in accordance with SFAS 141. The Company excludes the impact of this adjustment from its non-GAAP measures, because doing so results in non-GAAP revenue and non-GAAP net income which are reflective of ongoing operating results and more comparable to historical operating results, since the majority of the Company’s revenue is recurring subscription revenue. Excluding the fair value adjustment to deferred revenue therefore facilitates management’s internal comparisons to the Company’s historical operating results.

Forward-Looking Statements
This press release includes certain "forward-looking statements" including, without limitation, statements regarding Web.com’s expectations about its future financial performance and market position, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts.  These statements are sometimes identified by words such as “believe” or words of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Web.com’s actual results could differ materially from those anticipated in these forward-looking statements.  These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, our ability to integrate Web.com businesses, our ability to maintain our sales efficiency, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions and our monthly customer turnover.  These and other risk factors are set forth under the caption "Risk Factors" in Web.com’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at  www.sec.gov.  Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contact:
Kori Doherty
ICR
617-956-6730
kori.doherty@icrinc.com

Source:
Web.com

Web.com Group, Inc.
Consolidated Statements of Operations
(in thousands except per share data)

	Three Months Ended March 31,
	2009	2008
	(unaudited)	(unaudited)
Revenue:
Subscription	$26,017	$29,731
License	1,266	449
Professional services	553	681
Total revenue	27,836	30,861

Cost of revenue (excluding depreciation and amortization shown separately below):
Subscription (a)	9,309	10,903
License	87	93
Professional services	300	375
Total cost of revenue	9,696	11,371

Gross profit	18,140	19,490

Operating expenses:
Sales and marketing (a)	5,775	7,463
Research and development (a)	2,076	2,638
General and administrative (a)	6,062	5,102
Depreciation and amortization	3,350	3,349
Total operating expenses	17,263	18,552
Income from operations	877	938

Other income:
Interest, net	63	256
Income before income taxes	940	1,194
Income tax expense	18	644
Net income	$922	$550

Net income per common share
Basic	$0.04	$0.02
Diluted	$0.03	$0.02
Weighted-average number of shares used in per share amounts:
Basic	25,603	27,549
Diluted	26,429	30,619

(a) Stock based compensation included above:
Subscription (cost of revenue)	$105	$80
Sales and marketing	225	210
Research and development	125	103
General and administration	869	538
Total	$1,324	$931

Web.com Group, Inc.
Consolidated Balance Sheets
(in thousands except per share data)

	March 31, 2009	December 31, 2008
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$36,891	$34,127
Accounts receivable, net of allowance $554 and $645, respectively	3,928	5,019
Inventories, net of reserves of $84 and $78, respectively	27	39
Prepaid expenses	1,597	1,430
Prepaid marketing fees	642	665
Deferred taxes	1,094	1,093
Other current assets	129	134
Total current assets	44,308	42,507

Restricted investments	316	316
Property and equipment, net	7,665	8,204
Goodwill	9,225	9,000
Intangible assets, net	59,472	62,085
Other assets	585	383
Total assets	$121,571	$122,495

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,677	$1,406
Accrued expenses	6,580	6,230
Accrued restructuring costs and other reserves	2,372	2,619
Deferred revenue	7,288	7,831
Accrued marketing fees	229	263
Notes payable	30	59
Other current liabilities	140	128
Total current liabilities	18,316	18,536

Accrued rent expense	564	535
Deferred revenue	161	180
Accrued restructuring costs and other reserves	907	1,214
Deferred tax liabilites	2,712	2,712
Other liabilities	25	25
Total liabilities	22,685	23,202

Stockholders' equity
Common stock, $0.001 par value; 150,000,000 shares authorized; 28,093,759 and 28,093,759 shares issued and 26,371,451 and 26,633,436 shares outstanding at March 31, 2009 and December 31, 2008, respectively.	26	27
Additional paid-in capital	256,699	256,763
Treasury Stock, at cost, 1,722,308 and 1,460,323 shares at March 31, 2009 and December 31, 2008, respectively.	(4,747)	(3,483)
Accumulated deficit	(153,092)	(154,014)
Total stockholders' equity	98,886	99,293

Total liabilities and stockholders' equity	$121,571	$122,495

Web.com Group, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands except per share data)
(unaudited)

	Three Months Ended March 31,
	2009	2008
Reconciliation of GAAP net income to non-GAAP net income

GAAP net income	$922	$550
Amortization of intangibles	2,613	2,617
Loss on disposal of fixed assets	4	-
Income tax expense	18	644
Cash income tax expense	(92)	(59)
Fair value adjustment to deferred revenue	30	140
Stock based compensation	1,324	931
Non-GAAP net income	$4,819	$4,823

Reconciliation of GAAP basic net income per share to non-GAAP basic net income per share

Basic GAAP net income per share	$0.04	$0.02
Amortization of intangibles per share	0.10	0.10
Loss on disposal of fixed assets per share	0.00	-
Income tax expense per share	0.00	0.02
Cash income tax expense per share	(0.00)	(0.00)
Fair value adjustment to deferred revenue per share	0.00	0.01
Stock based compensation per share	0.05	0.03
Basic Non-GAAP net income per share	$0.19	$0.18

Reconciliation of GAAP diluted net income per share to non-GAAP net income per share

Fully diluted shares:
Common stock	25,603	27,549
Diluted stock options	804	2,730
Diluted restricted stock	21	-
Warrants	-	201
Escrow shares	1	139
Total	26,429	30,619

Diluted GAAP net income per share	$0.03	$0.02
Amortization of intangibles per share	0.10	0.09
Loss on disposal of fixed assets per share	0.00	-
Income tax expense per share	0.00	0.02
Cash income tax expense per share	(0.00)	(0.00)
Fair value adjustment to deferred revenue per share	0.00	0.00
Stock based compensation per share	0.05	0.03
Diluted Non-GAAP net income per share	0.18	$0.16

Reconciliation of GAAP operating income to non-GAAP operating income
GAAP operating income	$877	$938
Amortization of intangibles	2,613	2,617
Loss on disposal of fixed assets	4	-
Fair value adjustment to deferred revenue	30	140
Stock based compensation	1,324	931
Non-GAAP operating income	$4,848	$4,626

Reconciliation of GAAP operating margin to non-GAAP operating margin
GAAP operating margin	3%	3%
Amortization of intangibles	9%	8%
Loss on disposal of fixed assets	0%	0%
Fair value adjustment to deferred revenue	0%	1%
Stock based compensation	5%	3%
Non-GAAP operating margin	17%	15%

Reconciliation of GAAP operating income to adjusted EBITDA
GAAP operating income	$877	$938
Depreciation and amortization	3,350	3,349
Stock based compensation	1,324	931
Adjusted EBITDA	$5,551	$5,218

Web.com Group, Inc.
Consolidated Statement of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2009	2008
	(unaudited)	(audited)
Cash flows from operating activities

Net income	$922	$550
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	3,350	3,349
Loss on disposal of assets	4	3
Stock-based compensation expense	1,324	931
Deferred income tax	-	586
Changes in operating assets and liabilities:
Accounts receivable	1,091	(360)
Inventories	12	3
Prepaid expenses and other assets	(341)	2,818
Accounts payable, accrued expenses and other liabilities	(110)	(9,084)
Deferred revenue	(562)	185
Net cash provided by (used in) operating activities	5,690	(1,019)

Cash flows from investing activities

Business acquisition, net of cash received	-	(8)
Proceeds from sale of investment	-	5,500
Purchase of investment	-	(996)
Change in restricted investments	-	1,228
Purchase of property and equipment	(242)	(522)
Investment in intangible assets	(2)	(1)
Net cash (used in) provided by investing activities	(244)	5,201

Cash flows from financing activities

Stock issuance costs	(5)	(5)
Common stock repurchased	(2,669)	-
Payment of debt obligations	(29)	(1,106)
Proceeds from exercise of stock options	21	737
Net cash (used in) financing activities	(2,682)	(374)

Net increase in cash and cash equivalents	2,764	3,808
Cash and cash equivalents, beginning of period	34,127	29,746
Cash and cash equivalents, end of period	$36,891	$33,554

Supplemental cash flow information:
Interest paid	$1	$21
Income tax paid	$36	$73